Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,152.06
Total Transaction Valuation	79,373,380.00
Total Offset Amount	0.00
Net Fee	$ 12,152.06